THIS LEASE made as of the 1st day of June, 2000.

IN PURSUANCE OF THE LAND TRANSFER FORM ACT, PART 2.

BETWEEN:

GREAT NORTHWEST INDUSTRIES OF CANADA LTD., a company incorporated under the laws of the Province of British Columbia and having an office c/o PACIFICA FIRST MANAGEMENT LTD., #218 - 2006 Main Street, Vancouver, British Columbia, V5T 3C2

 ("the Landlord")

                                                               OF THE FIRST PART

 AND:

MILINX BUSINESS SERVICES INC., a company duly incorporated under the laws of the Province of British Columbia and having an office at the 9th Floor, 1080 Howe Street, Vancouver, British Columbia, V6Z 2T1

("the Tenent")

                                                              OF THE SECOND PART

PREMISES

1. PREMISES: In consideration of the rents, covenants, conditions and agreements hereinafter contained on the part of the Tenant to be paid, observed and performed, the Landlord hereby demises and leases unto the Tenant the premises described in the first part of Schedule "A" annexed hereto (the "Premises") on the terms, conditions and covenants hereinafter set forth (the Building of which the Premises form part is hereinafter referred to as the "Building").

TERM AND RENEWAL

2. TERM: To have and to hold the Premises for and during the term of THREE YEARS
(3) years (the "Term") computed from the I st day of June, 20C)O, and from thenceforth ensuing and to be fully completed and ended on the 31 st clay of May, 2003.

3. TERMINATION OPTION: So long as the Tenant is not in default hereunder, and subject to the terms and conditions hereinafter set forth, the Tenant shall have the option of terminating the Term of this Lease (the "Option") at any time after May 31, 2001. The Option may only be exercised by delivery of written notice (the "Notice") by the Tenant to the Landlord at least three (3) months prior to the proposed termination date, which Notice shall clearly state that the Tenant has elected to exercise the option to terminate the Lease as set out in this paragraph. The Notice shall also state the termination date (which shall be a date after May 31, 2001) and shall not be effective unless it is accompanied with a certified cheque or bank draft equal to two months rent (including minimum rent, additional rent and Goods and Services Tax thereon) payable to the Landlord or its agent, Pacifica First Management Ltd. If the Tenant fails to vacate the Premises on or before the termination date specified in the Notice, the Landlord may, at its option, by written notice delivered to the Tenant at the Premises, deem the Tenant's Notice to exercise the Option null and void, in which case the Lease shall remain in full force and effect.

RENT

4. RENT: Yielding and paying therefore during the Term hereby granted the sum of THIRTY-TWO THOUSAND NINE HUNDRED THIRTY-FOUR DOLLARS ($32,934.00) of lawful money of Canada, payable without deduction, abatement or set off whatsoever, in advance on the 1st day of each and every month in THIRTY-SIX (36) consecutive monthly instalments as follows:

The sum of NINE HUNDRED FOURTEEN DOLLARS AND EIGHTY-THREE CENTS ($914.83) on the 1st day of June, 2000, and c3 like sum of NINE HUNDRED FOURTEEN DOLLARS AND EIGHTY-THREE CENTS ($914.83) on the 1st day of each and every month thereafter to and including the 1st day of May, 2003;

A security/damage deposit (the "Deposit") of ONE THOUSAND SEVEN HUNDRED SEVENTEEN DOLLARS AND FORTY-SEVEN CENTS ($1,717.47) shall be paid by the Tenant to the Landlord upon execution of this Lease to be held by the Landlord as a deposit to secure fulfillment of the Tenant's obligations hereunder. In the event of default on the part of the Tenant of any of its obligations hereunder, the Landlord may, in its discretion, apply any or all of the Deposit towards fulfillment of the Tenant's obligations. In such event, the Tenant shall replenish the Deposit to its original level upon written request of the Landlord. Failure of the Tenant to replenish the Deposit to its original level as provided for herein shall constitute a material breach of this Lease and the Tenant hereby agrees that such breach shall be subject to the some consequences as if the Tenant had failed to pay rent when due. The Tenant may not, without the Landlord's written agreement, apply any or all of the Deposit towards payment of any rent or additional rent payable hereunder. The Deposit shall be repaid to the Tenant, without interest, upon termination of the Term as set out herein, provided that the Tenant has vacated the Premises and fulfilled all of its obligations hereunder.

The aforementioned rent payments plus any Operating Expenses (as hereinafter defined) payable by the Tenant to the Landlord on c3 monthly basis, together with Goods and Services Taxes thereon, shall be paid by way of post-dated cheques. The Tenant shall provide to the Landlord twelve post-dated cheques covering the said rent, Operating Expenses and Goods and Services Taxes prior to the beginning of each twelve month period of the Term.

5. If the Term commences on any day other than the first day of c3 month or expires on any day other than the last day of a month, the rent for the fraction of C3 month at the commencement and at the end of the Term shall be adjusted pro rata on a per them basis.

6. DEFINITIONS: In this Lease, the following phrases shall have the following meanings:

a. "Taxes" means all taxes, rates, duties, levies and assessments whatsoever, whether general or special, whether municipal, provincial, federal, school or otherwise charged upon the Building, the lands and all improvements thereof, or upon the Landlord on account thereof including all taxes, rates, duties, levies and assessments for local improvements, and including all taxes, rates, duties, levies and assessments which may in future be levied in lieu of Taxes as hereinbefore defined and also any legal fees or appraisers' fees incurred by the Landlord in respect of any assessment, appeal or judicial review for the determination of Taxes as herein before defined; For greater certainty, Taxes shall exclude taxes on income and profits of the Landlord;

b. "Operating Expenses" means the total amount paid or payable whether by the Landlord or others on behalf of the Landlord for taxes and for complete maintenance of the lands on which the Building is situate, the Building and the Premises, such as are in keeping with maintaining the standard of a first class Building, all repairs and replacements required for such maintenance, the costs of providing electricity not otherwise paid by tenants, the costs of painting interior areas not normally rented to tenants and the costs of painting and otherwise maintaining the outside of the Building, the costs of heating, the costs of snow removal, landscape maintenance, refuse removal and other costs in connection with the maintenance of common outside areas and facilities, water rates, Building and cleaning supplies, fire, casualty, liability and other insurance costs, salaries and wages, including employee benefits and Workers' Compensation Board assessment service contracts with independent contractors, maintenance fees, special levies approved by the Owners of the Strata Corporation in which the Premises form part, except for special levies passed in relation to structural repairs and replacements; management fees and all other expenses paid by or payable by the Landlord in connection with the ownership and operation of the Premises, but shall not include interest on debt or capital retirement of debt or any amounts directly chargeable by the Landlord to any tenant or tenants as otherwise provided herein; For greater certainty, Operating Expenses shall exclude the cost of structural repairs and replacements to the Building in which the Premises are situated; and

c. "Accounting Year" means each 12 month period commencing January I and ending December 31, the whole part of which 12 month period is within the Term hereby demised.

7. ADDITIONAL RENT: The Tenant shall pay as additional rent to the Landlord by monthly instalments as may be fixed by the Landlord from time to time Operating Expenses. For the first year of the Term, the Landlord has estimated the Operating Expenses to be paid by the Tenant to be $690.28 per month.

8. ADJUSTMENTS: At the end of each Accounting Year, the Landlord shall compute the amount of Operating Expenses for such Accounting Year and the Tenant's
Proportionate Share thereof. A statement showing these details shall be submitted to the Tenant stating also the amount of the monthly instaiments for the ensuing Accounting Year, and an adjustment between the parties equal to the amount of the surplus or deficiency of rent paid pursuant to clause 8 shall be made within 10 days from the date of delivery of such statement.

TENANT'S COVENANTS

9. PAY RENT AND UTILITIES: The Tenant covenants with the Landlord to pay rent and to pay all rates and charges for water, heat, gas and electric light and/or power supplied to or used on the Premises.

10. PAY BUSINESS TAXES, ETC.: The Tenant covenants with the Landlord to pay all taxes, licenses, rates, duties, levies and assessments imposed or levied covering any period during the Term and relating to or in respect of the business or profession of the Tenant or relating to fixtures, machinery, chattels or equipment brought on to the Premises built, made or installed by the Tenant or at the Tenant's request, or being any special or additional taxes, licenses, rates, duties, levies and assessments which the Tenant or any subtenants, Concessionaires and licensees of the Tenant shall elect or cause to have the Premises or any part thereof assessed or charged with, whether any such taxes, licenses, rates, duties, levies and assessments are payable in law by the Tenant or by the Landlord. If at any time for any reason during the Term of this Lease the Landlord is required to pay any of the foregoing, then C3 sum equal to the amount so paid shall be paid by the Tenant to the Landlord forthwith upon demand.

11. REPAIRS:

a. The Tenant covenants with the Landlord to repair, maintain and keep the Premises, with the appurtenances and all fixtures, in good and substantial repair when, where and so often as need shall be, reasonable wear and tear and damage by fire, lightning, tempest, earthquake, acts of God or the Queen's enemies, impact of aircraft, riots, insurrections, structural defects or weaknesses and explosion (unless caused by the negligence of the Tenant, its agents, employees, invitees, subtenants, concessionaires or licensees) only excepted, provided that the Tenant shall keep the Premises well pointed at all times in accordance with the Landlord's reasonable requests and in such condition as a careful owner would do. The colour of all painting shall first be approved in writing by the Landlord. Without limiting the generality of the foregoing, the Tenant shall promptly and diligently undertake and complete all normal maintenance, painting, repairs and replacements of all wall and floor coverings, curtains, blinds, drapes, and glass in or about the Premises from time to time and at all times during the Term hereof;

                                     Page 5
b. The Tenant covenants with the Landlord to permit the Landlord, its agents or employees, to enter and view the state of repair, to repair according to notice in writing except as aforesaid; and to leave the Premises at the expiration or sooner termination of this Lease in good repair except as aforesaid; and

c. If the Tenant should fail to repair in accordance with the provisions hereof, the Landlord, its agents or employees, may forthwith enter the Premises and make the required repairs and for that purpose the Landlord may bring and leave upon the Premises all necessary tools, materials and equipment and the Landlord will not be liable to the Tenant for any inconvenience, annoyance or loss of business or any injury or damages suffered by the Tenant by reason of the Landlord effecting such repairs unless caused by the negligence of the Landlord, its agents or employees, and the expense of such repairs will be borne by the Tenant who shall pay it to the Landlord forthwith upon demand.

12. NUISANCE. The Tenant covenants with the Landlord that the Tenant shall not at any time during the Term, use, exercise or carry on or permit or suffer to be used, exercised or carried on, in or upon the Premises or any part thereof any noxious, noisome or offensive art, trade, business, occupation or calling, and no act, matter or thing whatsoever shall at any time during the Term be done in or upon the Premises or any part thereof which shall or may be or grow to be the annoyance, nuisance, damage or disturbance of the occupiers or owners of the Building or adjoining land and properties.

13. INCREASE OF INSURANCE RATES: The Tenant covenants with the Landlord that the Tenant will not do or omit or permit to be done or omitted to be done upon the Premises anything which shall cause the rate of insurance upon the Building or any part thereof to be increased and if the insurance rate shall be increased as aforesaid, the Tenant shall pay to the Landlord the amount by which the insurance premiums shall be so increased. If notice of cancellation shall be given respecting any insurance policy or if any insurance policy upon the Building or any part thereof shall be cancelled or refused to be renewed by an insurer by reason of the use or occupation of the Premises or any part thereof, the Tenant shall forthwith remedy or rectify such use or occupation upon being requested to do so in writing by the Landlord, and if the Tenant shall fail to do so forthwith the Landlord at its option may terminate this Lease forthwith by giving to the Tenant notice in writing of its intention so to do, and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid in full to the date of such termination of the Lease, and the Tenant shall immediately deliver up possession of the Premises to the Landlord.

14. COMPLY WITH LAWS: The Tenant shall promptly comply at its expense with all provisions of law including, without limitation, federal and provincial legislative enactments, building, zoning, development and other civic by-laws and any and all other governmental and municipal regulations, laws, orders, ordinances and directives which relate to the partitioning, operation and use of the Premises or equipment situate thereon and to making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Premises, and with all police, fire and sanitary regulations or directives imposed or made by any federal, provincial or municipal or other authorities or by fire insurance underwriters or any association thereof, and observe and obey all government and municipal regulations and other requirements governing the conduct of all business conducted in the Premises, and all notices in pursuance of some and whether served upon the Landlord or the Tenant.

15. RULES AND REGULATIONS: The Tenant covenants with the Landlord that any and all reasonable rules and regulations that may be made by the Landlord and of which notice shall be given to the Tenant in writing shall be observed and performed by the Tenant, its invitees, servants, agents, subtenants, concessionaires and licensees, and all such rules and regulations shall be read as forming part of the terms and conditions of this Lease as if the some were embodied herein.

16. DAMAGE TO BUILDING BY TENANT: The Tenant covenants with the Landlord that the Tenant shall reimburse the Landlord for costs incurred by the Landlord in making good any damage caused to the Building or any appurtenances thereto as a result of the negligence or willful act of the Tenant, its invitees, servants, agents, subtenants, concessionaires and licensees.

17. ASSIGNING AND SUBLETTING: The Tenant covenants with the Landlord that the Tenant will not assign, sublet or part with the possession of the Premises or any part thereof without the prior written consent in writing of the Landlord, which consent shall not be unreasonably withheld. Provided that the Tenant shall, at the time the Tenant shall request the consent of the Landlord, deliver to the Landlord such information in writing (the "required information") as the Landlord may reasonably require respecting the proposed assignee, concessionaire, subtenant, or licensee, including the name, address, nature of business, financial responsibility and standing of such proposed assignee, concessionaire, subtenant or licensee. Provided that no such assignment, subletting or parting with possession shall release or relieve the Tenant from its obligations fully to perform and observe all the terms, covenants and conditions of this Lease on its part to be performed and observed. Further provided that no such assignments, subletting or parting with possession shall be made to any person, persons, firms, partnership or corporation carrying on any business which the Landlord may wish or be obliged to restrict by reason of any other lease or contract relating to any other nearby tenant of the Landlord. Further provided that if the Tenant is an incorporated company, any change in the control of such company shall be deemed, for the purposes hereof, to be an assignment of this Lease.

18. USE OF PREMISES: The Tenant covenants with the Landlord that the Premises shall not be used for any other purposes than as business office.

         The Tenant further covenants to operate and conduct its business upon the whole of the Premises in an up-to-date, high class and reputable manner. No auction, fire, bulk or bankruptcy sale shall be conducted on the Premises nor shall any special sale or sales be carried on therein other than such as are incidental to the normal routine of the Tenant's business upon the Premises with its regular customers. The Tenant further covenants to install and maintain at all times in the Premises first class trade fixtures and furniture adequate and appropriate for the business of the Tenant thereon.

19. LICENSES AND PERMITS: The Tenant shall secure any licence or permit from civic, municipal, provincial or other authorities which may be necessary for the conduct of the Tenant's business upon the Premises. The Tenant acknowledges that the Landlord has not made any warranties, representations, covenants or inducements of any kind that the Premises may be used for the purposes aforesaid, and agrees that the failure to secure such licence or permit, or its subsequent suspension or cancellation shall in no way affect the Tenant's obligations to the Landlord under this Lease.

20. OVERLOADING FLOORS: The Tenant covenants with the Landlord not to place on the Premises any safe, heavy business machine, machinery, equipment or other heavy thing without obtaining the prior written consent of the Landlord.

21. REFUSE, ETC.: The Tenant covenants with the Landlord that the Tenant shall not allow any refuse, garbage, or other loose or objectionable material to accumulate in or about the Premises and will at all times keep the Premises in clean and wholesome condition, and that the Tenant will keep clean and free from any rubbish, boxes, waste material, ice or snow, all walks, passages, yards and alleys adjacent to the Premises. The Tenant further covenants that the Tenant will not upon the termination of the Term leave upon the Premises any rubbish or waste material and will leave the Premises in a clean and tidy condition.

22. SALE AND RENT SIGNS AND ACCESS: The Tenant agrees that the Landlord shall have the right Within the three months next preceding the termination of the Term to place upon the Premises c3 notice, of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant, stating that the Premises are for sale or to let and further provided that the Tenant will not remove or obscure such notice or permit the same to be removed or obscured. The Tenant further agrees to allow prospective purchasers or tenants to enter and inspect the Premises on week days during the said three months.

23. ACCESS FOR LANDLORD'S REPAIRS: The Tenant agrees that the Landlord, its employees and agents, shall have the right to enter the Premises at all reasonable times upon providing reasonable notice to the Tenant, to examine the same and make such repairs, alterations, improvements or additions as the Landlord may deem necessary or desirable in the Premises or as the Landlord may be required to make by law or in order to repair and maintain the Building. The Landlord, its employees and agents, shall be allowed to take into the Premises all material which may be required for such purpose and the rent reserved shall in no way abate while such repairs, alterations, improvements or additions are being made by reason of interruption of the business of the Tenant. The Landlord will exercise reasonable diligence so as to minimize the disturbance or interruption of the Tenant's operations.

24.      IMPROVEMENTS AND ALTERATIONS:

a. The Tenant agrees not to make any alterations, additions or improvements in or to the Premises without obtaining the Landlord's prior written consent and all such work shall be done only by contractors or tradesmen or mechanics approved in writing by the Landlord and at the Tenant's sole expense and at such times and in such manner as the Landlord may approve. In case any alterations, additions or improvements are made to the Premises by the Tenant, the Tenant shall at the expiration or sooner termination of this Lease restore the Premises to a reasonable state of repair, reason- able wear and tear excepted, or, if the Landlord would prefer that such alterations, additions and improvements shall remain, in which case no compensation shall be allowed to the Tenant for the same, the Landlord may require the Tenant to restore the Premises to such extent as the Landlord may deem expedient although retaining as far as possible the alterations, additions and improvements, without in any case any compensation to the Tenant therefore;

b. All articles of personal property and all business and trade fixtures, machinery and equipment and furniture owned by the Tenant or installed by the Tenant in the Premises at the Tenants expense shall remain the property of the Tenant and may be removed by the Tenant at any time during the Term of this Lease, provided that the Tenant at its own expense shall repair any damage to the Premises or to the Building caused by such removal or by the original installation. The Landlord may require the Tenant to remove all or any part of such prop" at the expiration or sooner termination of this Lease and such removal shall be done at the Tenant's expense and the Tenant shall at its own expense repair any damage to the Premises or the Building caused by such removal or by the original installation. If the Tenant does not remove its property forthwith after written notice by the Landlord to that effect, such property shall, if the Landlord elects, be deemed to become the Landlord's prop" or the Landlord may remove the same at the expense of the Tenant and the cost of such removal and any necessary storage charges shall be paid by the Tenant forthwith to the Landlord on demand. The Landlord shall not be responsible for any loss or damage to such prop" because of such removal; and

c. The Tenant covenants with the Landlord that the Tenant shall promptly pay all charges incurred by the Tenant for any work, materials or services that may be done, supplied or performed in respect to the Premises and shall forthwith discharge any liens at any time filed against and keep the lands and Building of which the Premises form a part free from liens and in the event that the Tenant fails to do so, the Landlord may, but shall be under no obligation to, obtain a discharge of any such lien in the name of the Tenant by payment or by giving security and any amount so paid together with all disbursements and costs in respect of such proceedings on a solicitor and client basis shall be forthwith due and payable by the Tenant to the Landlord as additional rent. The Tenant shall allow the Landlord to post and keep posted on the Premises any notices that the Landlord may desire to post under the provisions of the Builders Uien Act or other legislation.

25. SIGNS, ADVERTISING, ETC.: The Tenant shall not erect, install or display any exterior signs or interior window or door signs or advertising media or window or door lettering or placards without the previous written consent of the Landlord other than a suitable sign of a kind, size and design and in a location, first approved in writing by the Landlord, publicizing the Tenant's trade name and type of business, and upon the expiration or sooner termination of this Lease will remove the same. The Tenant shall not use any advertising media that the Landlord shall deem objectionable to it or other tenants such as loud speakers, phonographs, broadcasts or telecasts in a manner to be heard or seen outside the Premises. The Tenant shall not install any exterior lighting, plumbing fixtures, shades, awnings or decorations or install or erect any building, fence, aerial or mast or do any exterior painting or make any change to the front of the Premises without the previous written consent of the Landlord, and upon the expiration or sooner termination of this Lease will remove the same if required to do so by the Landlord.

The Tenant covenants with the Landlord to indemnify and save harmless the Landlord from and against any and all manner of claims, demands, actions or causes of action, damages, loss, costs or expenses which it may sustain, incur or be put to by reason Of any such signs Or other installations hereinbefore described now existing or which may hereafter be erected by the Tenant upon, over or projecting from or above the Premises, and will pay the premiums charged upon any bond of indemnity or liability policy in respect of such signs or other installations hereinbefore described issued upon demand of any authority; Provided always that the Landlord shall at all times be at liberty to examine the signs or other installations hereinbefore described and that the Tenant will repair Or strengthen the same upon notice from the Landlord, and if the Tenant shall fail to comply with such notice, the Landlord shall be at liberty to repair or strengthen the said signs or other installations hereinbefore described and the undertaking of such repairs or strengthening by the Landlord shall not be deemed an acknowledgment or admission of any liability or responsibility on the part of the Landlord.

26. INDEMNITY TO LANDLORD: The Tenant shall indemnify and save harmless the Landlord from any and all liabilities, damages, costs, claims, suits or actions arising out of:

a. any breach, violation, or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of the Tenant, to be fulfilled, kept, observed and performed;

b. any damage to property while said property shall be in or about the Premises during the Term and any renewal or extension thereof; and

c. any injury to any licensee, invitee, agent or employee of the Tenant, including death resulting at any time therefrom, occurring in or about the Premises and/or on the lands of which the Premises form a part during the Term and any renewal or extension thereof; and this indemnity shall survive the expiry or sooner termination of this Lease.

27. TENANT INSURANCE:

a. The Tenant shall at its expense, provide and maintain in force during the Term of this Lease or of any renewal thereof:

i. plate glass insurance, for the benefit of the Landlord and the Tenant, covering all plate glass in the Premises, including plate glass windows and doors, in an amount equal to the full insurable value thereof;

ii. public liability insurance, for the benefit of the Landlord and the Tenant as their respective interests may appear, in the sum of FIVE MILLION DOLLARS ($5,000,000.00) in respect of injury or death to one or more persons or property damage; and

iii. in the event that the Premises contain a boiler installation, or in the event that the same shall at any time during the Term be installed on the Premises, then boiler insurance for the benefit of the Landlord and the Tenant, in amounts satisfactory to the Landlord in respect of injury or death to one or more persons or property damage;

b. All insurance shall be effected with insurers and brokers and upon terms and conditions satisfactory to the Landlord and certified copies of all policies shall be delivered to the Landlord forthwith;

c. All policies of insurance shall contain a waiver of subrogation clause in favour of the Landlord and shall also contain a clause requiring the insurer not to cancel or change the insurance without first giving the Landlord 30 days' prior written notice thereof;

d. The Tenant agrees that if it does not provide or maintain in force such insurance, the Landlord may take out the necessary insurance and pay the premium therefor for periods of one (1) year at a time, and the Tenant shall pay to the Landlord the amount of such premium forthwith upon demand; and

e. In the event that both the Landlord and the Tenant have claims to be indemnified under any such insurance, the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance, if any, to the settlement of the claim of the Tenant.

28. DEFACING WALLS, ETC.: The Tenant, its servants, agents, concessionaires, subtenants and licenses will not drive nails or screws into, nor mark, cut, drill in or in any way deface, any walls, ceilings, partitions, floors, wood, stone or iron work without the written consent of the Landlord.

29. LANDLORD MAY PERFORM TENANT'S COVENANTS: If the Tenant shall fail to perform any of the covenants or obligations of the Tenant under or in respect of this Lease the Landlord may from time to time, in its discretion, perform or cause to be performed any of such covenants or obligations, or any part thereof and for such purpose may do such things as may be requisite, including without limiting the foregoing, may enter upon the Premises and do such things upon or in respect of the Premises or any part thereof as the Landlord may consider requisite or necessary. All expenses incurred and expenditures made by or on behalf of the Landlord under this paragraph shall be forthwith paid by the Tenant.

30. PAYMENTS TO THE LANDLORD:

a. all payments required to be made by the Tenant under or in respect of this Lease shall be made, at such place or places as the Landlord may designate in writing, to the Landlord or to such agent or agents of the Landlord as the Landlord shall from time to time direct in writing to the Tenant. The Tenant shall pay to the Landlord interest at the rate of EIGHTEEN PER CENT (18%) per annum on all payments of rent and other sums required to be made under the provisions of this Lease which have become overdue so long as such payments remain unpaid; and

b. All sums paid or expenses incurred hereunder by the Landlord, which ought to have been paid or incurred by the Tenant, or for which the Landlord hereunder is entitled to reimbursements from the Tenant, and any interest owing to the Landlord hereunder and any further sums due under this Lease to the Landlord by the Tenant may be recovered by the Landlord as additional rent by any and all remedies available to it for the recovery of rent in arrears.

31.  PEACEFUL  SURRENDER:   The  Tenant  shall,  at  the  expiration  or  sooner
termination of the Term, peaceably surrender and yield up unto the Landlord the Premises and deliver to the Landlord all keys to the Premises.

32. FURTHER LAW INVOKED: The Tenant agrees with the Landlord that any rights or privileges which may accrue or enure to or for the benefit of the Landlord by virtue of any law governing the relations of landlord and tenant not specifically mentioned herein and not inconsistent with the terms and conditions hereof, and all rights of enforcement of some shall be deemed to be hereby reserved to and claimed by the Landlord.

33. DISTRESS: The Tenant agrees with the Landlord that if the Landlord, being entitled so to do, levies distress against the goods and chattels of the Tenant, such force as may be deemed necessary for the purpose and for gaining admission to the Premises may be used without the Landlord being liable to any action in respect thereof or for any loss or damage occasioned thereby and the Tenant hereby expressly releases the Landlord, its sefVC3nts and agents from all actions, proceedings, claims or demands whatsoever for or on account or in respect of any such forcible entry or any loss or damage sustained by the Tenant in connection therewith. Notwithstanding the benefit of any present or future law taking away or limiting the Landlord's night of distress, none of the goods and chattels of the Tenant on the Premises at any time shall be exempt from levy by distress.

34. REGISTRATION OF LEASE: The Tenant may only register this Leas.-- in the Land Title Office with the Landlord's written consent. If the Tenant elects to register the said Lease in the Land Title Office and the Landlord consents thereto, the cost of such registration, including the cost of putting this Lease into registrable form, shall be borne by the Tenant.

35. SUBORDINATION: If required by the Landlord so to do, the Tenant shall subordinate this Lease to any mortgages, including any deed of trust and mortgage and all indentures supplemented thereto, which now or hereafter during the term affect or relate to this Lease, the Premises and to all modifications or renewals thereof. The Tenant agrees to execute promptly from time to time any assurance which the Landlord may require to confirm this subordination and hereby constitutes the Landlord the agent or attorney of the Tenant for the purpose of executing any such assurance and of making application at any time and from time to time to register postponement of this Lease in favour of any such mortgage in order to give effect to the provisions of this clause. Provided that no such subordination shall be on terms as will permit the holder of such mortgage to disturb the occupation by the Tenant of the Premises so long as the Tenant shall perform all the terms, covenants, conditions, agreements and provisos contained in this Lease.

36. LEGAL FEES, ETC.: If the Landlord shall consider it desirable to retain the services of a lawyer or any other person reasonably necessary for the purpose of assisting the Landlord in enforcing any of its rights hereunder in the event of default on the part of the Tenant, it shall be entitled to collect from the Tenant the reasonable cost of all such services as if the same were rent. Any such legal costs to be paid by the Tenant to the Landlord hereunder shall be on a solicitor and client basis.

                                     Page 12
MUTUAL AGREEMENTS
37.     DAMAGE TO THE PREMISES:

a. If the Premises shall be damaged by fire or other casualty other than by reason of the fault or neglect of the Tenant, its invitees, servants, agents, concessionaires, subtenants or licensees, then the rent shall be abated in whole or in part according to the portion of the Premises which is non-usable by the Tenant until such damage is repaired; provided that there shall be no abatement for any time required for the replacement or repair of any property of the Tenant or of alterations, additions or improvements made by the Tenant which is in excess of the time required for the making of other necessary repairs or replacements;

b. If the Premises are rendered untenantable by fire or other casualty and if the Landlord shall decide not to restore the same or if the Building shall be so damaged that the Landlord shall decide not to restore it, then or in any of such events, the Landlord shall within ninety (90) days after such fire or other casualty give the Tenant a notice in writing of such decision and thereupon the Term of this Lease shall expire forthwith and the Tenant shall vacate the Premises and surrender the same to the Landlord. In such event, the Tenant's liability for rent shall cease as of the day following the fire or other casualty; and

c. Subject to the immediate preceding paragraph, if the Premises shall be damaged by fire or other casualty other than by reason of the fault or neglect of the Tenant, its invitees, servants, agents, concessionaires, subtenants or licensees, the damage to the Premises shall be repaired by the Landlord with reasonable diligence at its expense except that repairs to alterations, additions or improvements made by the Tenant shall be performed by the Landlord at the expense of the Tenant and the Tenant shall at its own expense make all repairs and replacements of property which the Tenant is entitled to remove under the provisions of this Lease.

38. BANKRUPTCY, ABANDONMENT, ETC.: The Tenant covenants and agrees with the Landlord that if the Term hereby granted or any of the goods and chattels of the Tenant on the Premises shall be at any time during the Term seized or taken in execution or attachment by any creditor of the Tenant or if the Tenant shall make any assignment for the benefit of creditors or any bulk sale or becoming bankrupt or insolvent shall take the benefit of any Act now or hereafter in force for bankruptcy or insolvent debtors or if any order shall be made for the winding-up of the Tenant, or if the Premises shall without the written consent of the Landlord become and remain vacant for a period of fifteen (15) days, or be used by any other persons than such are entitled to use them under the Terms of this Lease, or if the Tenant shall without the written consent of the Landlord abandon the Premises or sell or dispose of goods or chattels of the Tenant or remove them or any of them from the Premises so that there would not in the event of such abandonment, sale or disposal be sufficient goods on the Premises subject to distress to satisfy the rent above due or accruing due then and in every such case the then current month's rent and the next ensuing three
(3) months' rent shall immediately become due and be paid and the Landlord may re-enter and take possession of the Premises as though the Tenant or the servants of the Tenant or any other occupant of the Premises were holding over after the expiration of the Term without any right whatever and the Term shall, at the option of the Landlord forthwith become forfeited and determined, and in every one of the cases above such accelerated rent shall be recoverable by the Landlord in the some manner as the rent hereby reserved and as if rent were in arrears and the said option shall be deemed to have been exercised if the Landlord or its agent gives notice in writing of the same to the Tenant in the manner in this Lease provided.

39. RE-ENTRY:

a.   Proviso  for  re-entry  by  the   Landlord  on   non-payment   of  rent  or
non-performance of covenants or in the case of a seizure or forfeiture of the Term for any of the causes set forth in this Lease;

b. Provided that notwithstanding anything contained in this Lease or any statutory provisions to the contrary, the Landlord's right of re-entry hereinbefore set forth shall become exercisable immediately upon such default being made;

c. Provided also that in the event of re-entry being made, the Tenant shall be liable to the Landlord for the amount of the rent for the remainder of the Term of this Lease as if such re-entry had not been made, less the actual amount received by the Landlord after such re-entry in respect of any subsequent leasing applicable to the remainder of the Term; and

d. Provided also that in the event of re-entry being made, the Landlord may re-enter and take possession of the Premises by force, if necessary, without any previous notice of intention to re-enter and may remove all persons and property therefrom and may use such force and assistance in making such removal as the Landlord may deem advisable and such r@--entry shall not operate as a waiver or satisfaction in whole or in part of any right, claim or demand arising out of or connected with any breach or violation by the Tenant of any covenant or agreement on its part to be performed. The Tenant hereby waives all claims of damage to or loss of the Tenant's property caused by the Landlord in re-entering and taking possession of the Premises.

40. OVERHOLDING: If the Tenant shall continue to occupy the Premises after the expiration of the Term granted hereby and the Landlord shall accept rent, the new tenancy thereby created shall be deemed to be a monthly tenancy and shall be subject to the covenants and conditions contained in this Lease insofar as the same are applicable to a tenancy from month to month save and except that the rental payable shall be as determined by the Landlord.

41. UNAVOIDABLE FAILURES OR DELAYS BY LANDLORD: Whenever and to the extent that the Landlord shall be unable to fulfill or shall be delayed or restricted in the fulfillment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill obligation or by reason of any statute, low or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administration controller or board of any governmental department or officer or other authority or by reason of not being able to obtain any permission or authority required thereby or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be relieved from the fulfillment of such obligation and the Tenant shall not be entitled to compensation for any business interruption or inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the rent by reason of any such failure or cause.

42. NOTICES: Any notice herein provided for or given hereunder if given by the Tenant to the Landlord shall be sufficiently given if mailed in Canada by registered mail, postage prepaid, to the Landlord at the address shown on page 1 of this Lease.

Any notice herein provided for or given hereunder, if given by the Landlord to the Tenant, shall be sufficiently given if mailed as aforesaid addressed to the Tenant at the Premises or left at the Premises. Any notice mailed as aforesaid shall be conclusively deemed to have been given on the second business day following the day on which such notice is mailed as aforesaid. Provided that if mailed should there be, between the time of mailing and the actual delivery or attempted delivery of such notice, a mail strike, slowdown or other problem which might affect delivery of such notice by the mails, then such notice shall only be deemed sufficiently given if and when actually delivered or an attempted delivery has been made. Either the Landlord or the Tenant may at any time give notice in writing to the other of any change of address of the party giving such notice and from and after the giving of such notice the address therein specified shall be deemed to be the address of such party for the giving of such notices thereafter. The word "notice" in this paragraph shall be deemed to include any request, demand, direction or statement in writing in this Lease provided or permitted to be given by the Landlord to the Tenant or by the Tenant to the Landlord.

43. EMINENT DOMAIN: If the whole or any part of the Premises shall be taken by any public authority under the power of eminent domain, the Term hereby granted shall thereupon cease insofar as it covers the Premises so taken from the day possession thereof shall be taken for such public purpose, and the Tenant shall be liable only for rent in respect of the Premises so taken up to the day of the taking thereof and if less than the whole be so taken, the Landlord may at its option cancel and terminate this Lease with respect to the remainder of the Premises, but notice of such cancellation must be given to the Tenant within thirty (30) days after such notice of such taking has been received by the Landlord, but if the Landlord shall not elect to cancel the Lease, then the Tenant shall remain in possession of the remainder of the Premises and the rent thereof shall be reduced in proportion of the floor space of the Premises hereby demised. All compensation or damages awarded in respect of such taking of the Premises and any diminution in value of the remainder thereof shall be the property of the Landlord, but the Tenant shall be entitled to receive such compensation or damages as it may be able to establish against such public authority in respect of loss of its business, depreciation of and cost of removal of stock and fixtures.

44. NON-WAIVER: The failure of the Landlord to insist upon strict performance of any covenant or agreement contained in this Lease or to exercise any right or option hereunder shall not be construed or operate as a waiver or relinquishment of the future of any such covenant, agreement, right or option and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. The acceptance of any rent from or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title, or interest of such person as assignee, concessionaire, subtenant, licensee or otherwise in the place and stead of the Tenant.

45. LANDLORD NOT RESPONSIBLE FOR INJURIES, LOSS, DAMAGE, ETC.,: The Landlord shall not be responsible in any way for any injury to any person or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Premises or to their respective invitees, licensees, agents, servants or other persons from time to time attending at the Premises while such person or property is in or about the Premises or the Building or the lands on which the Premises are situate, including but without limitation, any loss of or damage to any such prop" caused by theft or breakage, or by steam, water, rain or snow which may leak into, issue or flow from any part of the Premises or any adjacent or neighbouring lands or premises or from any other place or quarter or for any loss of or damage caused by or attributable to the condition or arrangements of any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by any other tenant of the Landlord or for any other loss whatsoever with respect to the Premises and/or any business carried on therein.


46. OCCUPANCY AVAILABILITY: If the Premises shall not be available for occupancy by the Tenant upon the date of commencement of the Term hereby demised, the rent under this Lease shall abate until the Premises are available for occupancy and the Landlord and its agents shall not be liable in any way for the consequences of occupancy not being available to the Tenant upon the date of commencement.

47. REPRESENTATIONS: The Tenant agrees that it has leased the Premises after examining the same and that no representations, warranties or conditions have been made other than those expressed herein, and that no argument collateral hereto shall be binding upon the Landlord unless it be made in writing and signed on behalf of the Landlord.

48. CONDEMNATION: It is agreed by and between the Landlord and the Tenant that in the event of the Premises being condemned in whole or in part other than as a result of the fault or neglect of the Tenant, its servants, agents, subtenants, concessionaires, or licensees, then the rent hereby reserved or a proportionate part thereof according to the nature and extent of the condemnation and all remedies for recovering the same shall be suspended and abated until the Premises, at the option of the Landlord, shall have been rebuilt and made fit for the purposes as aforesaid of the Tenant, failing which this Lease shall forthwith be terminated. The Landlord shall not be responsible for any loss, damage or expense which the Tenant may suffer or incur by reason of such condemnation.

LANDLORD'S COVENANTS QUIET ENJOYMENT:

49.      The Landlord covenants with the Tenant for quiet enjoyment.

49A. The Landlord shall use its best efforts to cause the Strata Corporation to repair and maintain the building and structure of the Premises and all systems servicing the Premises, subject to the provisions of paragraph 37 hereof.

MISCELLANEOUS

50. HEADINGS: The headings to the clauses of this Lease are for convenience only and shall not constitute part of this Lease.

51. GENERAL: This Lease and everything herein contained shall enure to the benefit of and be binding upon the heirs, executors, administrators, successors, permitted assigns and other legal representatives, as the case may be, of each of the parties hereto. Where there are two or more Landlords, Tenants or Guarantors (if any), their obligations hereunder shall be joint and several. The words "Landlord", "Tenant", and "Guarantor", and the personal pronoun "if relating to any of the same shall be read and construed as "Landlord", "Tenant" and "Guarantor" and "his", "her", "Its" or "their" respectively as the number and gender Of the party or parties referred to each require, and the provisions herein shall be read with all the other grammatical changes thereby rendered necessary.

52. GOODS AND SERVICES TAX: The Tenant shall pay to the Landlord, in addition to any rent payable hereunder, Goods and Services Tax on the said rent. The said Goods and Services Tax shall be due and payable when the rent on which it is calculated becomes due and payable. For the purpose of this Lease, Goods and Services Tax shall be defined to include any tax implemented by any governmental authority to replace the current Goods and Services Tax and shall also include any other tax such as value-added tax, multistage tax, consumption tax or any other forms of taxes, fees or levies payable by the Tenant and collectable by the Landlord.

IN WITNESS WHEREOF the parties hereto have caused this Lease to be executed the day and year first above written.


GREAT NORTHWEST INDUSTRIES OF CANADA
LTD. By its agent, Pacifica First
Management Ltd.

         /s/
--------------------------------------
Authorized Signatory


MILINX BUSINESS SERVICES INC.
Per:

       /s/
--------------------------------------
Authorized Signatory

                                  SCHEDULE "A"

FIRST PART

The Premises comprise the premises commonly known as Suite 501 - 1080 Howe Street, Vancouver, B. C.

         The Premises shall exclude the outside face of all perimeter walls of the Premises, but shall include glass in the said perimeter walls.